UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 28, 2017

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

WYOMING	000-55364	36-4787690
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

(Exact name of registrant as specified in charter)

642 Newtown Yardley Road, Suite 100

Newtown, Pennsylvania, 18940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)
☐	Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Item 7.01	Regulation FD Disclosure

On December 28, 2017, Helius Medical Technologies, Inc. (the “Company”) issued a press release announcing the closing of the $1.7 million second tranche of a private placement of shares of Class A Common Stock and warrants (the “Private Placement”). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

On December 29, 2017, the Company issued a press release announcing the closing of the $2.0 million third and final tranche of the Private Placement.  The aggregate gross proceeds of the Private Placement were $6.3 million.  A copy of the press release is attached as Exhibit 99.2 to this Report.

The information in this Report, including Exhibits 99.1 and 99.2 hereto, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company’s submission of this Report shall not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

This Report, and Exhibits 99.1 and 99.2 hereto contain forward-looking statements within the meaning of the federal securities laws. These forward looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1, Exhibit 99.2 and in the other reports of the Company filed with the Securities and Exchange Commission, including that actual events or results may differ materially from those in the forward-looking statements.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated December 28, 2017
99.2	Press Release, dated December 29, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: December 29, 2017	By:	/s/ Joyce LaViscount
Joyce LaViscount, Chief Financial Officer

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